SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)               December 14, 2004
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                                 NS8 CORPORATION
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             (Exact name of Registrant as specified in its charter)

         Delaware                         333-75956             13-4142621
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  (State or other jurisdiction            (Commission         (IRS Employer
of incorporation or organization)         File number)       Identification No.)

Two Union Square Center, 601 Union Street, Suite 4200, Seattle, Washington 98101
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               (Address of principal executive offices) (Zip Code)

                                 (206) 652-3338
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              (Registrant's Telephone Number, Including Area Code)

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                  (Former Address If Changed since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                         SECTION 2-FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

      (a) Creation of a Direct Financial Obligation.

      On December 13, 2004, NS8 Corporation (the "Company") borrowed $2,500,000 from Cornell Capital Partners, LP ("Cornell"). The loan bears interest at the rate of 12% per annum and is due on June 30, 2004.

      The Company has previously entered into a Standby Equity Distribution Agreement (the "SEDA") with Cornell dated May 19, 2004, pursuant to which the Company agreed to sell shares of its common stock to Cornell. The shares of common stock to be issued to Cornell under the SEDA may be resold by Cornell under an effective registration statement filed by the Company with the Securities and Exchange Commission. Cornell will apply the proceeds from the sale of the shares issued under the SEDA to the repayment of the loan.

      The Company agreed to escrow twenty-four requests for advances under the SEDA in an amount not less than $100,000 and one request for an advance under the SEDA in an amount not less than $197,808, and has issued 5,000,000 shares of the Company's Common Stock to David Gonzalez, Esq., to be held in escrow subject to the terms of the loan.

      The escrowed shares are only an estimation of the shares of the Company's common stock necessary to repay the principal amount and interest due on the loan. In the event that proceeds from the sales of the escrowed shares are insufficient to repay all amounts due to Cornell, Irrevocable Transfer Agent Instructions have been provided to the Company's transfer agent, Continental Stock Trust & Transfer, reserving the balance of the SEDA shares and authorizing the issuance to David Gonzalez, Esq., to be held in escrow subject to the terms of the loan, such number of shares of the Company's common stock so that the proceeds of the sale of such shares shall be sufficient to repay all amounts due on the loan.

                   SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (b) Exhibits.

      10.1 Promissory Note for $2,500,000 payable to Cornell Capital Partners, LP dated December 10, 2004.

      10.2 Standby Equity Distribution Agreement with Cornell Capital Partners, LP. Incorporated by reference to the Company's Form SB-2 Registration Statement filed on June 22, 2004.


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                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NS8 CORPORATION

Date: December 16, 2004                By: /s/ Anthony J. Alda
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                                           Anthony J. Alda
                                           Chairman of the Board of Directors.
                                           CEO and President


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